4. INVESTMENT IN JOINT VENTURE (Tables)	6 Months Ended
Jun. 30, 2012
Notes to Financial Statements
Summary of key financial data for the joint venture

The following table is a summary of key financial data for the joint venture as of and for the three months ended March 31, 2012 and 2011:

	2012	2011
Current assets	$183,948	$618,343
Noncurrent assets	$1,064,553	$996,473
Current liabilities	$2,680,193	$1,302,939
Noncurrent liabilities	$-	$1,912,428
Net revenue	$73,029	$6,693
Net loss	$(45,435)	$(424,431)